UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ADMA BIOLOGICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED JULY 1, 2019

ADMA BIOLOGICS, INC.

465 State Route 17

Ramsey, New Jersey 07446

Dear Stockholder:

You are cordially invited to the special meeting of stockholders (the “Special Meeting”) of ADMA Biologics, Inc. (the “Company”), which will be held at 9:00 a.m. New York City Time on August 23, 2019, at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center Drive, Suite 201, Princeton, New Jersey, 08540.

In connection with the Special Meeting, you will be asked to consider and vote on certain stockholder proposals, which are more fully described in the accompanying proxy statement. Whether or not you plan to attend the Special Meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting.

The Board of Directors unanimously recommends that our stockholders vote “FOR” all of the proposals presented in the proxy statement.

Your vote is very important. Even if you plan to attend the Special Meeting, if you are a holder of record of common stock please submit your proxy by mail, Internet or telephone as soon as possible to make sure that your shares are represented at the Special Meeting, or you may submit your proxy in person at the Special Meeting. If you hold your shares of common stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

On behalf of the Board of Directors, I thank you for your continued support of ADMA Biologics, Inc.

Yours sincerely, /s/ Adam S. Grossman Adam S. Grossman President, Chief Executive Officer and Director

ADMA BIOLOGICS, INC.

465 State Route 17

Ramsey, New Jersey 07446

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF ADMA BIOLOGICS, INC.

To Be Held On August 23, 2019

To the Stockholders of ADMA Biologics, Inc. (“we,” “our” or the “Company”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of stockholders of the Company will be held at 9:00 a.m. New York City Time on August 23, 2019, at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center Drive, Suite 201, Princeton, New Jersey, 08540. At the Special Meeting, you will be asked to consider and vote upon the following proposals:

1.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.0001 par value per share, from 75,000,000 shares to 150,000,000 shares.
2.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to remove the Company’s non-voting common stock, $0.0001 par value per share, which was retired in full on May 14, 2018, and delete all references therein to such non-voting common stock.
3.	To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

The Board of Directors has set the close of business on July 5, 2019 as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Special Meeting. A list of the stockholders of record as of the Record Date will be available for inspection by stockholders, for any purpose germane to the Special Meeting, at the Company’s offices during normal business hours for a period of 10 days prior to the Special Meeting. The list will also be available for inspection by stockholders at the Special Meeting.

All stockholders are invited to attend the Special Meeting in person.

Regardless of whether you plan to attend the Special Meeting, we hope you will vote as soon as possible. If you are a holder of record of common stock, you may vote in person at the Special Meeting or by mail, Internet or telephone by following the instructions on the enclosed proxy card or voting instruction card. Voting by written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend in person. If you hold your shares of common stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: Georgeson LLC, toll free at (866) 216-0459.

By Order of the Board of Directors /s/ Adam S. Grossman Adam S. Grossman President, and Chief Executive Officer and Director

July          , 2019

Ramsey, New Jersey

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to Be Held on August 23, 2019:

This proxy statement may be viewed online on our website at www.admabiologics.com under the Investors tab, SEC Filings. Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including this proxy statement and a proxy card, and by notifying you of the availability of these proxy materials on the Internet.

SUMMARY	1
QUESTIONS AND ANSWERS	3
PROPOSAL 1—Amendment to the Company’s Amended and Restated Certificate of Incorporation TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	8
PROPOSAL 2—Amendment to the Company’s Amended and Restated Certificate of Incorporation TO ELIMINATE NON-VOTING COMMON STOCK	11
PROPOSAL 3—ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
HOUSEHOLDING OF MEETING MATERIALS	17
OTHER MATTERS	18
WHERE YOU CAN FIND ADDITIONAL INFORMATION	19
Appendix A: FORM OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1
Appendix B: MARKED COPY OF FORM OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	B-1

i

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED JULY 1, 2019

SUMMARY

This summary highlights selected information in this proxy statement and may not contain all of the information about the proposals being considered at the Special Meeting that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary. You should carefully read this proxy statement in its entirety, and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the Special Meeting.

The Special Meeting

The special meeting of stockholders (the “Special Meeting”) of ADMA Biologics, Inc. (“we,” “our,” “ADMA” or the “Company”) will be held at 9:00 a.m. New York City Time on August 23, 2019, at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center Drive, Suite 201, Princeton, New Jersey, 08540. At the Special Meeting, you will be asked to consider and vote upon the following proposals:

1.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.0001 par value per share (the “common stock”), from 75,000,000 shares to 150,000,000 shares (“Proposal 1”).
2.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to remove the Company’s non-voting common stock, $0.0001 par value per share (“non-voting common stock”), which was retired in full on May 14, 2018, and delete all references therein to such non-voting common stock (“Proposal 2”).
3.	To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2 (“Proposal 3”).

We will also transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only stockholders at the close of business on the Record Date of July 5, 2019 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Each stockholder is entitled to one vote on each matter submitted to the stockholders at the Special Meeting for each share of our common stock held by such stockholder as of the Record Date. At the close of business on the Record Date, there were           shares of our common stock issued and outstanding and entitled to vote at the Special Meeting, held by            holders of record.

Proposals to be Voted Upon at the Special Meeting

Proposal 1

(Page 8)

We are proposing to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares. If Proposal 1 is approved, we intend to restate the Certificate of Incorporation in connection with implementing the proposal. The form of Second Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”) is attached hereto as Appendix A and is incorporated into this proxy statement by reference. For avoidance of doubt, Proposal 1 will only amend Section 4.1 of the Certificate of Incorporation (excluding the deletion of the clauses relating to non-voting common stock), as shown in the Restated Certificate. You are encouraged to read the form of Restated Certificate in its entirety.

Proposal 1 is not conditioned on the approval of any other proposal. If Proposal 1 is approved, the Board of Directors (the “Board”) intends to implement Proposal 1 regardless of whether stockholders approve Proposal 2.

There are no specific plans, arrangements, undertakings or agreements to issue shares at this time.

The Board unanimously recommends that you vote “FOR” Proposal 1.

Proposal 2

(Page 11)

We are proposing to amend the Company’s Certificate of Incorporation to remove our non-voting common stock, which was retired in full on May 14, 2018, and delete all references therein to the non-voting common stock. If Proposal 2 is approved, we intend to restate the Certificate of Incorporation in connection with implementing the proposal. The form of Restated Certificate is attached hereto as Appendix A and is incorporated into this proxy statement by reference. For avoidance of doubt, Proposal 2 only amends the Certificate of Incorporation to delete all references to non-voting common stock therein, as shown in the Restated Certificate, and does not change the number of authorized shares of common stock in Section 4.1. You are encouraged to read the form of Restated Certificate in its entirety.

Proposal 2 is not conditioned on the approval of any other proposal. If Proposal 2 is approved, the Board intends to implement Proposal 2 regardless of whether stockholders approve Proposal 1.

The Board unanimously recommends that you vote “FOR” Proposal 2.

Proposal 3

(Page 13)

We are proposing to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

The Board unanimously recommends that you vote “FOR” Proposal 3.

Where You Can Find Additional Information

(Page 19)

You can find more information about ADMA in the periodic reports and other information we file with the SEC. The information is available on the SEC’s website at www.sec.gov, and on our website at www.admabiologics.com under the Investors tab, SEC Filings. See “Where You Can Find Additional Information” beginning on page 19.

QUESTIONS AND ANSWERS

The following section addresses certain questions about this proxy statement and the proposals described herein, which are to be presented at the Special Meeting.

The Special Meeting will be held at 9:00 a.m. New York City Time on August 23, 2019, at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center Drive, Suite 201, Princeton, New Jersey, 08540.

The following questions and answers may not include all of the information that is important to you as a stockholder of the Company. We urge our stockholders to read this entire proxy statement (including the documents incorporated by reference herein) and carefully consider such information before casting any votes with respect to the proposals presented herein.

What is the purpose of this document?

We are soliciting stockholder votes with respect to the following proposals:

1.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.0001 par value per share, from 75,000,000 shares to 150,000,000 shares.
2.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to remove the Company’s non-voting common stock, $0.0001 par value per share, which was retired in full on May 14, 2018, and delete all references therein to the non-voting common stock.
3.	To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

For more information about these proposals, please see the sections entitled “Proposal 1—Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock,” “Proposal 2— Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Non-Voting Common Stock” and “Proposal 3—Adjournment of the Special Meeting to Solicit Additional Proxies.”

Who is entitled to vote at and attend the Special Meeting?

Only stockholders of record and beneficial owners of the Company’s common stock at the close of business on July 5, 2019 (the “Record Date”) are entitled to receive notice of, vote at and attend the Special Meeting. Each outstanding share of the Company’s common stock as of the Record Date entitles its holder to cast one vote on each matter to be voted upon at the Special Meeting.

What is the difference between holding shares of common stock as a holder of record and as a beneficial owner?

Certain of our stockholders hold or may in the future hold their shares of common stock beneficially through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares owned beneficially and those held of record.

Beneficial Owner: If your shares of common stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your bank, broker, or other nominee, as the case may be. As the beneficial owner, you have the right to direct your bank, broker, or other nominee how to vote. The voting instruction card from your bank, broker, or other nominee contains voting instructions for you to use in directing the bank, broker, or other nominee how to vote your shares, which include instructions for voting by Internet or telephone.

Because a beneficial owner is not the stockholder of record, you may not vote your shares of common stock in person at the Special Meeting unless you obtain a “legal proxy” from the bank, broker, or other nominee that holds your shares giving you the right to vote the shares at the Special Meeting.

Stockholder of Record: If your shares of common stock are registered directly in your name with us or our stock transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed or sent a proxy card for you to use.

What do I need to do to attend the Special Meeting?

To be admitted to the Special Meeting, stockholders must present proof of ownership of their shares of common stock as of the Record Date. Any holder of a proxy from a stockholder must present a properly executed proxy to be admitted. Stockholders and proxyholders must also present a form of valid, government-issued photo identification, such as a driver’s license or passport. You must present these items to be admitted to the Special Meeting. Expired forms of identification will not be accepted.

If you do not bring proof of ownership of common stock as of the Record Date, you will not be admitted to the Special Meeting. If you are a beneficial owner of common stock and your shares are held in the name of a bank, broker, or other nominee, a brokerage statement or letter from a bank, broker, or other nominee detailing ownership of the common stock as of the Record Date is an example of proof of ownership.

What constitutes a quorum?

The presence of a quorum is required for business to be conducted at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote as of the Record Date shall constitute a quorum. As of the Record Date,            shares of common stock were outstanding and entitled to vote. If you submit a properly executed proxy card, regardless of whether you abstain from voting, your shares represented by such proxy card will be considered in determining the presence of a quorum.

How do I vote?

You may vote in person at the Special Meeting or by mail, Internet, or telephone. If you hold your shares of common stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

Voting by Mail: If you are a holder of record of common stock and choose to vote by mail, simply complete, sign and date your proxy card and mail it in the accompanying pre-addressed envelope to Broadridge Financial Solutions, Inc. (“Broadridge”). If you hold common stock beneficially in “street name” and choose to vote by mail, you must complete, sign and date the voting instruction card provided by your bank, broker, or other nominee and mail it in the accompanying pre-addressed envelope within the specified time period.

Voting by Internet: If you are a holder of record of common stock and choose to vote by Internet, go to www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form to transmit your voting instructions. You must have your proxy card in hand when you access the website and you must transmit your voting instructions by 11:59 p.m. New York City Time on August 22, 2019, the day before the Special Meeting.

Voting by Telephone: If you are a holder of record of common stock and choose to vote by telephone, simply use any touch-tone telephone to transmit your voting instructions by calling the following number: 1-800-690-6903 and following the instructions. You must have your proxy card in hand when you call and you must transmit your voting instructions by 11:59 p.m. New York City Time on August 22, 2019, the day before the Special Meeting.

Voting in Person at the Special Meeting: If you are a record holder of common stock, you may attend and vote in person at the Special Meeting. If you are a beneficial owner of common stock held in the name of a bank, broker, or other nominee, you must obtain a “legal proxy” executed in your favor from such bank, broker, or other nominee to be able to vote in person at the Special Meeting. You should allow yourself enough time prior to the Special Meeting to obtain this “legal proxy” from the holder of record.

Even if you plan to attend the Special Meeting, we recommend that you submit your proxy or voting instructions in advance as described above, so that your vote will be counted if you later decide not to attend the Special Meeting. Any vote properly cast at the Special Meeting will supersede any previously submitted proxy or voting instructions. For additional information, please see “Can I change my vote or revoke my proxy after I return my proxy card?” below.

What is the deadline to provide my proxy?

If you give instructions as to your proxy appointment to the Special Meeting by telephone or through the Internet, such instructions must be received by 11:59 p.m. New York City Time on August 22, 2019, the day before the Special Meeting. If you mail your executed proxy card for the Special Meeting, such proxy card must be received by August 22, 2019, the day before the Special Meeting. If you give instructions as to your proxy appointment to the Special Meeting in person, such instructions must be received on August 23, 2019 at the Special Meeting before the voting commences.

How does the Board of Directors recommend I vote on the proposals?

The recommendations of the Board are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends unanimously a vote:

•	“FOR” Proposal 1 — Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock
•	“FOR” Proposal 2 — Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Non-Voting Common Stock
•	“FOR” Proposal 3 — Adjournment of Special Meeting to Solicit Additional Proxies

How will my shares of common stock be voted if I do not indicate a vote on my proxy card?

Your shares will be voted as you indicate on the proxy card or voting instruction form, as applicable. If you return your signed proxy card but do not mark the boxes indicating how you wish to vote, your shares will be voted as recommended by the Board on those items. See the question above entitled “How does the Board of Directors recommend I vote on the proposals?” Your shares will be voted in accordance with the discretion of the proxyholders as to any other matter that is properly presented at the Special Meeting.

Will my shares be voted if I do not provide my proxy?

For stockholders of record: If you are the stockholder of record and you do not vote by proxy card or in person at the Special Meeting, your shares will not be voted at the Special Meeting.

For holders in “street name:” If your shares are held in “street name,” the bank, broker, or other nominee, as the record holder of your shares, is required to vote your shares in accordance with your instructions. You should direct your broker how to vote the shares in your account. Your shares may be voted even if you do not provide the brokerage firm with voting instructions. Subject to applicable Nasdaq Stock Market LLC (“Nasdaq”), New York Stock Exchange (“NYSE”) and SEC rules, brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals (such as Proposals 1, 2, and 3) when they have not received voting instructions. Therefore, we do not expect any broker “non-votes” at the Special Meeting unless a broker chooses not to vote on a matter for which it has discretionary authority. A broker “non-vote” occurs when the broker submits a proxy form but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

Are the proposals considered “routine” or “non-routine”?

Each of Proposals 1, 2, and 3 are considered routine under the rules of the NYSE. A bank, broker, or other nominee may vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, we do not expect any broker “non-votes” with respect to any of the Proposals.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Special Meeting. If you are a stockholder of record as of the Record Date, regardless of the way in which you submitted your original proxy, you may change it by:

•	Returning a later-dated signed proxy card or written notice of revocation, as applicable, to Broadridge at c/o Broadridge, 51 Mercedes way, Edgewood, NY 11717, Attention: Vote Processing;
•	Submitting written notice of revocation over the Internet at www.proxyvote.com to Broadridge before 11:59 p.m. New York City Time on August 22, 2019, the day before to the Special Meeting;
•	Calling Broadridge at 1-800-690-6903 before 11:59 p.m. New York City Time on August 22, 2019, the day before to the Special Meeting; or
•	Attending the Special Meeting and properly voting in person.

If your shares of common stock are held through a bank, broker, or other nominee, you will need to contact that nominee if you wish to change your voting instructions. You may also vote in person at the Special Meeting if you obtain a “legal proxy” as described in the answer to the question above entitled “How do I vote? – Voting in Person at the Special Meeting.” Mere attendance at the Special Meeting will not cause your previously granted proxy to be revoked.

If you need assistance changing or revoking your vote, please call the Company’s proxy solicitor, Georgeson LLC (“Georgeson”), toll free at (866) 216-0459.

What vote is required to approve each proposal?

Proposal	Vote Required	What Are My Voting Choices?	Broker Discretionary Voting Allowed?
Proposal 1	Majority of ADMA’s outstanding stock entitled to vote thereon	“FOR,” “AGAINST” or “ABSTAIN”	Yes
Proposal 2	Majority of ADMA’s outstanding stock entitled to vote thereon	“FOR,” “AGAINST” or “ABSTAIN”	Yes
Proposal 3	Majority of the shares of ADMA’s common stock present in person, by remote communication, or represented by proxy at the Special Meeting and entitled to vote thereon	“FOR,” “AGAINST” or “ABSTAIN”	Yes

Adoption of Proposal 1 and Proposal 2 each requires the affirmative vote of the holders of a majority of the outstanding stock of the Company entitled to vote thereon. Adoption of Proposal 3 requires the affirmative vote of the holders of a majority of the shares of ADMA’s common stock present in person, by remote communication, or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present in person or by proxy.

Are any of the Proposals conditioned upon any other actions?

Neither Proposal 1 nor Proposal 2 are conditioned upon any other actions, including approval of the other proposal. Therefore, our Board intends to implement Proposal 1, if approved by stockholders at the Special Meeting, regardless of whether stockholders approve Proposal 2. Similarly, our Board intends to implement Proposal 2, if approved by stockholders at the Special Meeting, regardless of whether stockholders approve Proposal 1. Our Board intends to implement Proposal 3, if approved by stockholders at the Special Meeting, only if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Will any other matters be voted on at the Special Meeting?

On the date we filed this proxy statement with the SEC, the Board did not know of any other matters to be brought before the Special Meeting other than those described in this proxy statement. In accordance with Section 222 of the DGCL, and Section 3(b) of the Company’s Amended and Restated Bylaws, the business transacted at the Special Meeting shall be limited to the purpose stated in the notice of the Special Meeting accompanying this proxy statement.

Who will solicit proxies on behalf of the Board?

Our Board is asking you to give your proxy to Adam S. Grossman, President and Chief Executive Officer, and Brian Lenz, Executive Vice President and Chief Financial Officer. Giving your proxy to Messrs. Grossman and Lenz means that you authorize Messrs. Grossman and Lenz, any of them or their duly appointed substitutes, to vote your shares at the Special Meeting in accordance with your instructions. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, then the shares will be voted in accordance with the Board’s recommendations.

Proxies may be solicited on behalf of the Board, without additional compensation, by the Company’s directors and certain executive officers or employees of the Company. Additionally, the Company has retained Georgeson, a proxy solicitation firm, to assist in the solicitation of proxies. Georgeson may solicit proxies on the Board’s behalf.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this proxy statement and any additional soliciting materials furnished to stockholders by or on behalf of the Company. We are required to request that any brokers, trustees and other nominees who hold shares in their names furnish our proxy materials to the beneficial owners of the shares, and we must reimburse these brokers, trustees and other nominees for the expenses of doing so in accordance with statutory fee schedules. We will pay Georgeson a fee not to exceed $           plus costs and expenses. In addition, Georgeson and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Who can answer my questions?

Your vote at the Special Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in voting your proxy, please call Georgeson, the firm assisting us in the solicitation of proxies:

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

All Shareholders Call Toll-Free: (866) 216-0459

PROPOSAL 1

Amendment to the Company’s Amended and Restated Certificate of Incorporation TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview

Our Board has approved the amendment to our Certificate of Incorporation, subject to stockholder approval, to increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares (the “Share Increase Amendment”), and recommends unanimously that our stockholders approve the Share Increase Amendment. The proposed amendment is reflected in the Restated Certificate attached to this proxy statement as Appendix A. For avoidance of doubt, this Proposal 1 will only amend the first sentence of Section 4.1 of the Certificate of Incorporation to increase the number of authorized shares of common stock by 75,000,000 and will not remove references to the non-voting common stock. You are encouraged to read the Restated Certificate in its entirety.

The additional 75,000,000 shares of common stock will be part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding.

The Company’s Certificate of Incorporation has never been amended to increase the number of authorized shares of common stock since the Company went public in 2012.

Purpose

Our Board believes that the authorized number of shares of common stock should be increased as a matter of good corporate governance to provide sufficient shares for such corporate purposes as may reasonably be determined by the Board to be necessary and in the best interest of the Company and its stockholders. These purposes may include, but are not limited to:

•	expanding our business through the acquisition of other businesses, products or assets;

•	establishing partnerships and strategic relationships with other companies;

•	raising capital through the future sale of our common stock when necessary or appropriate; and

•	attracting and retaining valuable employees by providing shares available for equity incentives.

Our Board believes that these additional shares would provide us with needed flexibility to issue shares in the future without potential expense or delay incident to obtaining stockholder approval for a particular issuance. Currently, we do not have any specific plans, arrangements, undertakings or agreements for the proposed increase of authorized shares in connection with any of the foregoing prospective activities. The Company’s Certificate of Incorporation has never been amended to increase the number of authorized shares of common stock since the Company went public in 2012. Accordingly, our Board believes this is an appropriate time to increase the number of authorized shares. Once authorized, the additional shares of common stock may be issued with approval of our Board but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval for such issuance. Stockholder approval of the Share Increase Amendment is required under Delaware law.

Proposed Changes to the Certificate of Incorporation

The proposed Share Increase Amendment will increase the number of shares of common stock authorized for issuance from 75,000,000 shares to 150,000,000 shares. The Company is currently authorized to issue 93,591,160 shares of capital stock, of which 75,000,000 shares are designated as common stock, 8,591,160 shares are designated as non-voting common stock (none of which are currently issued and outstanding), and 10,000,000 shares are designated as preferred stock, $0.0001 par value per share (“preferred stock”) (none of which are currently issued and outstanding). However, Proposal 2 relates to eliminating the non-voting common stock from the Certificate of Incorporation. As described below under “Proposal 2—Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Non-Voting Common Stock,” if Proposal 2 is adopted, then the Certificate of Incorporation will be amended to reduce the total number of shares of capital stock authorized for issuance by 8,591,160, which is the number of shares designated as non-voting common stock. The Share Increase Amendment will not change any substantive terms of the Company’s common stock or preferred stock or any powers or rights of their respective holders. The Company’s common stock will continue to be listed and traded on the Nasdaq under the symbol “ADMA.”

If Proposal 1 is approved, we intend to restate the Certificate of Incorporation in connection with implementing the proposal. A copy of the Restated Certificate is attached to this proxy statement as Appendix A. A marked copy of the Restated Certificate is attached to this proxy statement as Appendix B. The proposed changes to the Certificate of Incorporation (including both from Proposal 1 and Proposal 2) are reflected in Appendix B in the form of markings, which indicate proposed deletions by striking through text that is proposed to be deleted (for example “~~proposed deletion~~”) and indicate proposed additions by underlining the text that is proposed to be added (for example “proposed addition”).

Certain Risks Associated with the Share Increase Amendment

There can be no assurance that the market price per share of our common stock after the Share Increase Amendment will remain constant in proportion to the increase in the number of shares of our common stock outstanding before the Share Increase Amendment.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. These factors include the status of the market for our common stock, our reported results of operations in future periods, and general economic, market and industry conditions.

Principal Effects on Outstanding Common Stock

Holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Upon a liquidation, dissolution or windup of the Company, holders of common stock would be entitled to share ratably in any assets for distribution to stockholders after payment of all of the Company’s obligations, subject to the rights to receive preferential distributions of the holders of any preferred stock then outstanding.

The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the Share Increase Amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except to the extent that future issuances of common stock would reduce each existing stockholder’s proportionate ownership. If the proposed Share Increase Amendment is approved and the Board decides to issue such shares of common stock, such issuance of common stock would increase the outstanding number of shares of common stock, thereby causing dilution in earnings per share and voting interests of the outstanding common stock. As of the Record Date,            shares of our common stock were issued and outstanding and [•] shares of our common stock were subject to outstanding stock options, warrants or other convertible securities, thereby leaving [•] shares of common stock unassigned and authorized for potential issuance of the current 75,000,000 shares of common stock authorized. If the Share Increase Amendment is approved, there will be            shares of common stock unassigned and authorized for potential issuance. If approved, the Share Increase Amendment will not change the number of shares of preferred stock authorized for issuance.

The following table sets forth the potential dilutive effect on the beneficial ownership of the existing stockholders of the Company if all of the shares of common stock authorized were issued by the Company:

	Beneficial Ownership of Existing Stockholders		Beneficial Ownership of Existing Stockholders
	prior to the Share		after the Share
	Increase Amendment (2)		Increase Amendment (2)
	Number	Percentage	Number	Percentage
Existing Stockholders (1):		%		%

_________________________

(1) For purposes of clarification, the percentage represented by the existing stockholders excludes any and all options, warrants and other convertible securities held by the existing stockholders.

(2) Ownership is based upon the number of outstanding shares of common stock as of the Record Date, and assumes the issuance of all authorized but unissued shares of common stock before the proposed amendment.

Additionally, the issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares and the other reasons set forth above, which among other things, could include issuances in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Share Increase Amendment is not in response to any attempt to accumulate common stock or obtain control of the Company that we are aware of, nor is it part of a plan by management to recommend a series of similar amendments to the Board or stockholders.

Interests of Certain Persons in the Proposal

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 1, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Vote Required

Approval of Proposal 1 requires the affirmative vote of a majority of the Company’s outstanding stock entitled to vote thereon.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 75,000,000 shares to 150,000,000.

PROPOSAL 2

Amendment to the Company’s Amended and Restated Certificate of Incorporation TO ELIMINATE NON-VOTING COMMON STOCK

Overview

Our Board has approved the amendment to our Certificate of Incorporation, subject to stockholder approval, to remove the Company’s non-voting common stock, which was retired in full on May 14, 2018, eliminate all powers, preferences and relative, participating, optional, special and other rights and qualifications, limitations and restrictions thereof, and delete all references therein to the non-voting common stock (the “Non-Voting Stock Amendment”), and recommends unanimously that our stockholders approve the Non-Voting Stock Amendment. The proposed amendment is reflected in the Restated Certificate attached to this proxy statement as Appendix A. For avoidance of doubt, this Proposal 2 amends the Certificate of Incorporation, as shown in the Restated Certificate, excluding the increase of the authorized common stock in the first sentence of Section 4.1 thereto. You are encouraged to read the Restated Certificate in its entirety.

Purpose

The Company’s Certificate of Incorporation currently provides for a dual-class common stock capital structure consisting of common stock and non-voting common stock.

On June 6, 2017, as partial consideration for the Company’s acquisition of certain therapy business related assets of Biotest Pharmaceuticals Corporation (“BPC”) (the “BPC Transaction”), the Company issued 8,591,160 shares of its non-voting common stock to BPC. On May 14, 2018, the Company, ADMA BioManufacturing, LLC and ADMA Bio Centers Georgia Inc. entered into a Share Transfer, Amendment and Release Agreement with BPC, Biotest AG, Biotest US Corporation and The Biotest Divestiture Trust whereby, among other things, BPC transferred to the Company, for no cash consideration, the 8,591,160 shares of non-voting common stock. Immediately upon transfer of the 8,591,160 shares of non-voting common stock to the Company, the shares were retired and are no longer available for issuance. The retired shares of non-voting common stock comprised approximately 19% of the total outstanding common stock of the Company at May 14, 2018.

As a result, our Board has concluded that the provisions in the Certificate of Incorporation related to non-voting common stock serve no continuing purpose and may be confusing to the capital markets. Our Board believes that the Certificate of Incorporation should be amended per the Non-Voting Stock Amendment to remove the non-voting common stock, eliminate all powers, preferences and relative, participating, optional, special and other rights and qualifications, limitations and restrictions thereof, and delete all references therein to the non-voting common stock. Stockholder approval of the Non-Voting Stock Amendment is required under Delaware law.

Proposed Changes to the Certificate of Incorporation

The proposed Non-Voting Stock Amendment eliminates all references to non-voting common stock, including but not limited to the provisions relating to the rights, preferences, and limitations of non-voting common stock, and makes related conforming changes throughout the Certificate of Incorporation. As a result of the elimination of the 8,591,160 shares of previously authorized shares of non-voting common stock, following approval of the Non-Voting Stock Amendment, the Company’s total number of capital stock authorized to be issued will be reduced from 93,591,160 shares to 85,000,000 shares, of which 75,000,000 shares are designated as common stock and 10,000,000 shares are designated as preferred stock (subject to the increase of authorized number of shares of common stock in Proposal 1, which if both proposals are approved, would change the amount of capital stock from 93,591,160 shares to 160,000,000 shares, which would consist of 150,000,000 shares of common stock and 10,000,000 shares of preferred stock ).

The Non-Voting Stock Amendment will not change any substantive terms of the Company’s common stock or preferred stock or any powers or rights of their respective holders. The Company’s common stock will continue to be listed and traded on the Nasdaq under the symbol “ADMA.” The Non-Voting Stock Amendment also updates certain outdated provisions and makes certain non-substantive clarifying revisions.

If Proposal 2 is approved, we intend to restate the Certificate of Incorporation in connection with implementing the proposal. A copy of the Restated Certificate is attached to this proxy statement as Appendix A. A marked copy of the Restated Certificate is attached to this proxy statement as Appendix B. The proposed changes to the Certificate of Incorporation (including both from Proposal 1 and Proposal 2) are reflected in Appendix B in the form of markings, which indicate proposed deletions by striking through text that is proposed to be deleted (for example “~~proposed deletion~~”) and indicate proposed additions by underlining the text that is proposed to be added (for example “proposed addition”).

Interests of Certain Persons in the Proposal

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 2.

Vote Required

Approval of Proposal 2 requires the affirmative vote of a majority of the Company’s outstanding stock entitled to vote thereon.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate non-voting common stock.

PROPOSAL 3

ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Overview

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Vote Required

Approval of Proposal 3 requires the affirmative vote of the shares of common stock present in person, by remote communication, or represented by proxy at the Special Meeting and entitled to vote thereon. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our stock as of June 26, 2019, except as noted below, by:

•	each of our directors;
•	each of our named executive officers (as defined in Item 402(a)(3) of Regulation S-K);
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and
•	all of our directors and executive officers as a group.

Shares of our common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of June 26, 2019 are deemed to be beneficially owned and outstanding for purposes of computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes below, each holder listed below possesses sole voting and/or investment power with respect to their shares of stock and such holder’s address is c/o ADMA Biologics, Inc., 465 State Route 17, Ramsey, New Jersey 07446. An asterisk (*) denotes less than 1% of ownership of common stock. This table does not reflect any transactions by any of the persons below that may have occurred after June 26, 2019.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent (1)

Dr. Jerrold B. Grossman (2)	392,102	*
Adam S. Grossman (3)	2,403,715	4.0%
Steven A. Elms (4)	3,738,553	6.3%
Dov A. Goldstein, M.D. (5)	130,382	*
Eric I. Richman (6)	212,726	*
Bryant E. Fong (7)	1,563,686	2.6%
Lawrence P. Guiheen (8)	181,382	*
Brian Lenz (9)	367,861	*
James Mond, M.D., Ph.D. (10)	437,657	*
All directors and executive officers as a group (9 persons)	9,428,064	15.2%

Owners of more than 5% of our stock
The Biotest Divestiture Trust (11)	4,295,580	7.2%
Perceptive Life Sciences Master Fund, Ltd. and affiliates (12)	13,131,102	21.6%
Consonance Capital Management LP and affiliates (13)	5,705,352	9.6%
Broadfin Capital, LLC (14)	4,226,077	7.1%
Aisling Capital II LP (15)	3,608,171	6.1%

* Less than 1%.

___________

(1) Based on 59,317,806 shares of common stock outstanding as of June 26, 2019.

(2) Amount consists of 38,294 shares owned by the Genesis Foundation (“Genesis”), 31,381 shares owned by the Jerrold Grossman 2012 Nevada SLAT (the “SLAT”), 110,007 shares owned directly by Dr. Grossman and 175 shares owned by Dr. Grossman’s wife. Dr. Grossman is the President of Genesis, investment trustee of the SLAT, the Vice Chairman of the Board and Hariden, LLC’s (“Hariden”) designee for nomination to the Board. Amount also includes options to purchase 212,245 shares of common stock but does not include options to purchase 24,792 shares of common stock, which have not vested and will not vest within 60 days of June 26, 2019.

(3) Amount consists of 37,527 shares owned directly by Mr. Grossman, 580,957 shares owned by Hariden, of which Mr. Grossman is the managing member, and 821,301 shares owned by Areth, LLC, of which Mr. Grossman is a control person. Mr. Grossman is the President and Chief Executive Officer of the Company. Amount also includes options to purchase 963,930 shares of common stock but does not include options to purchase 910,497 shares of common stock, which have not vested and will not vest within 60 days of June 26, 2019.

(4) Amount includes options to purchase 130,382 shares, but does not include options to purchase 24,792 shares of common stock, which have not vested and will not vest within 60 days of June 26, 2019. Amount also includes 3,608,171 shares of common stock directly owned by Aisling Capital II LP (“Aisling”). Mr. Elms is Aisling’s designee for nomination to the Board. As a Managing Member of Aisling Capital Partners, LLC’s (“Aisling Partners”), a control person of Aisling (see footnote 15), and as a member of the investment committee of Aisling Capital Partners, LP (“Aisling GP”), Mr. Elms may be deemed to be the beneficial owner of shares of common stock owned of record by Aisling. Mr. Elms disclaims beneficial ownership of Aisling’s investment in the Company and Aisling Partners’ ownership of the Company’s options, except to the extent of his pecuniary interest thereon. The address for Mr. Elms is 888 Seventh Avenue, 12th Floor, New York, New York 10106.

(5) Amount includes options to purchase 130,382 shares held by Dr. Goldstein, but does not include options to purchase 24,792 shares of common stock, which have not vested and will not vest within 60 days of June 26, 2019.

(6) Amount includes 36,530 shares held directly by Mr. Richman and options to purchase 176,196 shares of common stock but does not include options to purchase 24,792 shares of common stock, which have not vested and will not vest within 60 days of June 26, 2019.

(7) Amount includes options to purchase 130,382 shares, but does not include options to purchase 24,792 shares, which have not vested and will not vest within 60 days of June 26, 2019. Amount also includes 1,433,304 shares of common stock directly owned by Biomark Capital Fund (“Biomark Capital”). Mr. Fong is Biomark Capital’s designee for nomination to the Board. Mr. Fong is a founding Managing Director and General Partner at Biomark Capital. The address for Mr. Fong is c/o Biomark Capital Fund IV GP LLC, 537 Steamboat Road, Suite 200, Greenwich, Connecticut 06830.

(8) Amount includes options to purchase 130,382 shares, does not include options to purchase 24,792 shares, which have not vested and will not vest within 60 days of June 26, 2019, and includes 50,000 shares held directly by Mr. Guiheen and 1,000 shares held beneficially by the Guiheen Trust. Mr. Guiheen is joint trustee of the Guiheen Trust. Mr. Guiheen is a director of the Company.

(9) Amount includes 25,000 shares owned directly by Mr. Lenz and options to purchase 342,861 shares, but does not include options to purchase 392,083 shares, which have not vested and will not vest within 60 days of June 26, 2019. Mr. Lenz is the Executive Vice President and Chief Financial Officer of the Company.

(10) Amount includes 17,889 shares owned directly by Dr. Mond and options to purchase 419,768 shares, but does not include options to purchase 443,234 shares, which have not vested and will not vest within 60 days of June 26, 2019. Dr. Mond is the Executive Vice President, Chief Scientific Officer and Chief Medical Officer of the Company.

(11) Consists of 4,295,580 shares of common stock. All shares are held by The Biotest Divestiture Trust (the “Biotest Trust”). Eric Rosenbach, the trustee of the Biotest Trust, has the sole power to vote and dispose of the shares of common stock, which the Biotest Trust directly beneficially owns and may be deemed to beneficially own securities owned by the Biotest Trust. The address of the Biotest Trust is c/o Eric Rosenbach, Trustee, 402 Norfolk St., Cambridge Massachusetts 02139. The information in the preceding sentences is based on a Schedule 13D/A filed jointly by the Biotest Trust and Mr. Rosenbach on June 7, 2019.

(12) Consists of 11,521,102 shares of common stock directly held by Perceptive Life Sciences Master Fund, Ltd. (the “Perceptive Master Fund”) and warrants to purchase 1,610,000 shares of common stock issuable upon the exercise of outstanding warrants held by Perceptive Credit Holdings II, L.P. Perceptive Advisors LLC (“Perceptive Advisors”) serves as the investment manager to the Perceptive Master Fund and may be deemed to beneficially own the securities directly held by the Perceptive Master Fund. Joseph Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund. Perceptive Master Fund, Perceptive Advisors and Mr. Edelman each exercise shared dispositive and voting power over the shares of common stock owned by the Perceptive Master Fund. The principal address for the Perceptive Master Fund, Perceptive Advisors and Mr. Edelman is 51 Astor Place, 10th Floor, New York, New York 10003.

(13) Consists of 4,991,424 shares of common stock (“Master Account Shares”) directly held by Consonance Capital Master Account LP (“Consonance Master”). Consonance Capital Management LP (“Consonance”) is the investment adviser of Consonance Master and, pursuant to an investment advisory agreement, Consonance exercises voting and investment power over the Master Account Shares held by Consonance Master. Additionally, a managed account managed by Consonance Capital Opportunity Fund Management LP (“Consonance Opportunity”) directly holds 713,928 shares of common stock (the “Managed Account Shares”). Consonance Capman GP LLC (“Consonance Capman”) is the general partner of Consonance, Consonance Opportunity and Mitchell Blutt, as the Manager and Member of Consonance Capman and Chief Executive Officer of Consonance, may be deemed to control Consonance Capman, Consonance and Consonance Opportunity. Each of Consonance, Consonance Capman and Mr. Blutt may be deemed to beneficially own the Master Account Shares and each of Consonance Opportunity, Consonance Capman and Mr. Blutt may be deemed to beneficially own the Managed Account Shares. The address for Consonance, Consonance Opportunity, Mr. Blutt and Consonance Capman is 1370 Avenue of the Americas, Floor 33, New York, New York 10019. Consonance Master reports shared voting and dispositive power with respect to the Master Account Shares. Consonance Opportunity reports shared voting and dispositive power with respect to the Managed Account Shares. The information reported above is based on information provided in a Schedule 13G/A jointly filed by Consonance, Consonance Opportunity, Mr. Blutt and Consonance Capman on February 14, 2019.

(14) Consists of 4,226,077 shares of common stock directly held by Broadfin Capital, LLC (“Broadfin LLC”). Broadfin LLC, Broadfin Healthcare Master Fund, Ltd. (“Broadfin Ltd.”) and Kevin Kotler share voting and dispositive power over such shares. Mr. Kotler is deemed to control Broadfin LLC. The principal address for Broadfin LLC is 300 Park Avenue, 25th Floor, New York, New York 10022. The information reported above is based on a Schedule 13G/A jointly filed by Broadfin LLC, Broadfin Ltd. and Mr. Kotler on February 13, 2019.

(15) The 3,608,171 shares of common stock directly held by Aisling are deemed to be beneficially owned by Aisling GP, as general partner of Aisling, and Aisling Partners, as general partner of Aisling GP, and may be deemed to be beneficially owned by each of the individual managing members of Aisling Partners. The individual Managing Members (collectively, the “Aisling Managers”) of Aisling Partners are Dr. Andrew Schiff, Mr. Elms and Mr. Dennis Purcell. Aisling GP, Aisling Partners, and the Aisling Managers may share voting and dispositive power over the shares of common stock owned of record by Aisling. Mr. Elms is also an officer of Aisling Capital, LLC, the investment manager of Aisling. The address for Aisling GP, Aisling Partners, and the Aisling Managers is 888 Seventh Avenue, 12th Floor, New York, New York 10106.

HOUSEHOLDING OF MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks, brokers, or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the proxy materials for all stockholders having that address. The proxy materials for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.

Upon written or oral request, ADMA will deliver a separate copy of proxy materials to any stockholder at a shared address to which a single set of proxy materials was delivered and who wishes to receive separate sets in the future. Stockholders receiving multiple sets of proxy materials may likewise request that ADMA deliver a single set of proxy materials in the future. Stockholders may notify ADMA of their requests by calling or writing ADMA at its principal executive offices at (201) 478-5552 or 465 State Route 17, Ramsey, New Jersey 07446.

If you are a beneficial owner, you can request information about householding from your bank, broker, or other nominee.

OTHER MATTERS

As of the date of this proxy statement, the Board does not know of any matters to be presented at the Special Meeting other than those listed in the Notice of Special Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.

This proxy statement is available on our website at www.admabiologics.com under the Investors tab, SEC Filings. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Special Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the Record Date for the Special Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: c/o ADMA Biologics, Inc., 465 State Route 17, Ramsey, New Jersey 07446, Attention: Corporate Secretary.

If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.

You are asked to advise us if you intend to attend the Special Meeting. For directions to the Special Meeting, please call the Company at (201) 478-5552.

You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Special Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

/s/ Adam S. Grossman Adam S. Grossman President, Chief Executive Officer and Director

Dated: July          , 2019

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Any reports, statements or other information that we file with the SEC, including this proxy statement, may be accessed from the SEC’s website at www.sec.gov, free of charge. You may also obtain any reports, statements or other information that we file with the SEC by accessing our website at www.admabiologics.com under the Investors tab, SEC Filings, or you may request such reports, statements or other information in writing or by telephone as follows:

ADMA BIOLOGICS, INC.

465 State Route 17

Ramsey, New Jersey 07446

Attention: Office of the Secretary

Telephone: (201) 478-5552

We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

APPENDIX A

FORM OF

second AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ADMA Biologics, Inc.

(Pursuant to Sections 242 and 245 of the
Delaware General Corporation Law)

ADMA Biologics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The present name of the Corporation is ADMA Biologics, Inc. The Corporation was originally incorporated under the name R&R Acquisition VI, Inc. by the filing of the Corporation’s original certificate of incorporation with the office of the Secretary of State of the State of Delaware on June 2, 2006.

2. This Second Amended and Restated Certificate of Incorporation of the Corporation, which both restates and further amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the office of the Secretary of State of the State of Delaware on June 6, 2017, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

3. The Corporation’s Amended and Restated Certificate of Incorporation is hereby further amended and restated to read in its entirety as follows:

ARTICLE I
Name

The name of the corporation is ADMA Biologics, Inc. (the “Corporation”).

ARTICLE II
Registered Office; Registered Agent

The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is the Corporation Service Company.

ARTICLE III
Purpose

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as it may be amended from time to time, the “DGCL”).

ARTICLE IV
Capital Stock

Section 4.1 Authorized Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is 160,000,000, divided into two classes consisting of (a) 150,000,000 shares of common stock at $0.0001 par value (the “Common Stock”), and (b) 10,000,000 shares of preferred stock at $0.0001 par value (the “Preferred Stock”). The authorized number of shares of Common Stock and Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote irrespective of Section 242 of the DGCL.

Section 4.2 Common Stock. A statement of the designations of the Common Stock and the powers, preferences and relative, participating, optional, special and other rights and qualifications, limitations and restrictions thereof is as follows:

(a) Voting Rights. Except as may otherwise be provided in this Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) (including any certificate filed with the Office of the Secretary of State of the State of Delaware setting forth a copy of the resolution or resolutions providing for the issuance of a series of Preferred Stock in accordance with Section 4.3 (such certificate, a “Preferred Stock Designation”)) or by applicable law, each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

(b) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock out of funds legally available therefor at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine.

(c) Dissolution, Liquidation or Winding Up. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them.

Section 4.3 Preferred Stock. The Board is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designations, powers (including voting powers), preferences, and relative, participating, optional, special or other rights, if any, and the qualifications, limitations and restrictions, if any, of the shares of such series. The powers (including voting powers), designations, preferences and relative, participating, optional, special or other rights, if any, of each series of Preferred Stock, and the qualifications, limitations or restrictions, if any, thereof, may differ from those of any and all other series at any time outstanding.

Section 4.4 Preemptive Rights. Except as otherwise provided for or fixed pursuant to the terms of this Certificate of Incorporation (including any Preferred Stock Designation) or that certain Stockholders Agreement of the Corporation, by and among the Corporation and Biotest Pharmaceuticals Corporation or its permitted assignees, dated as of June 6, 2017, as it may be amended, restated, supplemented or otherwise modified from time to time (the “Stockholders Agreement”), no holder of shares of capital stock of the Corporation shall be entitled to any preemptive right to subscribe for or purchase or receive any part of any new or additional issue of shares of capital stock of the Corporation, or of securities convertible into such shares, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

ARTICLE V
Duration

The Corporation is to have perpetual existence.

ARTICLE VI
Board of Directors

Section 6.1 Board of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Except as otherwise provided for or fixed pursuant to the terms of any Preferred Stock Designation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board shall be not less than five (5) nor more than eleven (11), with the then-authorized number of directors being fixed from time to time by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

Section 6.2 Classified Board. The Board (other than those directors elected by the holders of any series of Preferred Stock pursuant to the terms of any Preferred Stock Designation (the “Preferred Stock Directors”)) shall be divided into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III. The initial term of office of the Class I directors expired on the date of the 2014 Annual Meeting of stockholders, the initial term of office of the Class II directors expired on the date of the 2015 Annual Meeting of stockholders, and the initial term of office of the Class III directors expired on the date of the 2016 Annual Meeting of stockholders. At each Annual Meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of stockholders after their election, so that the term of office of one class of directors shall expire in each year. Each director shall hold office until the expiration of such director’s term of office and until such director’s successor shall have been elected and qualified, or until such director’s earlier resignation, removal or death. In case of any increase or decrease, from time to time, in the number of directors constituting the whole Board (other than Preferred Stock Directors), the number of directors in each class shall be determined by action of the Board. A director elected by the remainder of the Board to fill a vacancy shall hold office for the remainder of the term of the predecessor director and until such director’s successor has been elected and qualified, or until such director’s earlier resignation, removal or death.

Section 6.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

ARTICLE VII
By-laws

The Board shall have the power to adopt, amend or repeal the by-laws of the Corporation.

ARTICLE VIII
Limitation of Liability

To the fullest extent permitted under the DGCL, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment or repeal of this Article VIII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.

ARTICLE IX
Indemnification

Section 9.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (except for judgments, fines and amounts paid in settlement in any action or suit by or in the right of the Corporation to procure a judgment in its favor) actually and reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

Section 9.2 Prepayment of Expenses. To the extent not prohibited by applicable law, the Corporation shall pay the expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article IX or otherwise.

Section 9.3 Claims. If a claim for indemnification or advancement of expenses under this Article IX is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense (including reasonable and documented out-of-pocket attorneys’ fees) of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 9.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article IX shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 9.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity or enterprise.

Section 9.6 Amendment or Repeal. Any amendment or repeal of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment or repeal.

Section 9.7 Other Indemnification and Prepayment of Expenses. This Article IX shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE X
Written Consent Prohibited

Except as otherwise provided for or fixed pursuant to any Preferred Stock Designation relating to the rights of holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the corporation must be taken at a duly called annual or special meeting of stockholders of the corporation, and the power of stockholders to consent in writing to the taking of any action, without a duly called meeting and vote, is specifically denied.

ARTICLE XI
Exclusive Forum

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the by-laws, or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, the Superior Court of the State of Delaware or, if the Superior Court of the State of Delaware lacks jurisdiction over such proceeding, the U.S. District Court for the District of Delaware) (the “Chosen Court”), in all cases subject to such court having personal jurisdiction over the indispensable parties named as defendants. To the fullest extent permitted by applicable law, any person who, or entity that, holds, purchases or otherwise acquires an interest in stock of the Corporation shall be deemed to have consented to the personal jurisdiction of the Chosen Court in any proceeding brought to enjoin any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in this Article XI. To the fullest extent permitted by applicable law, if any action the subject matter of which is within the scope of this Article XI is filed in a court other than the Chosen Court in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Chosen Court in connection with any action brought in such court to enforce this Article XI and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the action as agent for such stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this ___ day of ___, 2019.

By:
Name: Adam Grossman
Title: President and Chief Executive Officer

APPENDIX B

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ADMA BIOLOGICS, INC.

(Pursuant to Sections 242 and 245 of the
Delaware General Corporation Law)

ADMA Biologics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.                  The present name of the Corporation is ADMA Biologics, Inc. The Corporation was originally incorporated under the name R&R Acquisition VI, Inc. by the filing of the Corporation’s original certificate of incorporation with the office of the Secretary of State of the State of Delaware on June 2, 2006.

2.                  This Second Amended and Restated Certificate of Incorporation of the Corporation, which both restates and further amends the provisions of the Corporation’s ~~certificate of incorporation,~~ Amended and Restated Certificate of Incorporation filed with the office of the Secretary of State of the State of Delaware on June 6, 2017, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

3.                  The Corporation’s ~~certificate of incorporation~~ Amended and Restated Certificate of Incorporation is hereby further amended and restated to read in its entirety’ as follows:

ARTICLE I
Name

The name of the corporation is ADMA Biologics, Inc. (the “Corporation”).

ARTICLE II
Registered Office; Registered Agent

The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is the Corporation Service Company.

ARTICLE III
Purpose

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as it may be amended from time to time, the “DGCL”).

ARTICLE IV
Capital Stock

4.1.            Authorized Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is ~~93,591,160~~ 160,000,000, divided into ~~three~~ two classes consisting of (a) ~~75,000,000~~ 150,000,000 shares of common stock at $0.0001 par value (the “Common Stock”), ~~(b) 8,591,160 shares of non-voting common stock at $.0001 par value (the “Non-Voting Common Stock-),~~ and ~~(c)~~ (b) 10,000,000 shares of preferred stock at $0.0001 par value (the “Preferred Stock”). The authorized number of shares of Common Stock and Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote irrespective of Section 242 of the DGCL.

4.2.            Common Stock. A statement of the designations of the Common Stock and the powers, preferences and relative, participating, optional, special and other rights and qualifications, limitations and restrictions thereof is as follows:

(a)                Voting Rights. Except as may otherwise be provided in this Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) (including any certificate filed with the Office of the Secretary of State of the State of Delaware setting forth a copy of the resolution or resolutions providing for the issuance of a series of Preferred Stock in accordance with Section ~~4.4~~ 4.3 (such certificate, a “Preferred Stock Designation”)) or by applicable law, each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

(b)               Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock out of funds legally available therefor at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine; ~~provided, however, that simultaneously with the declaration and payment of any dividends on the Non-Voting Common Stock, a like dividend in form and amount per share shall also be declared and paid on the Common Stock (except that, if such dividend on the Non-Voting Common Stock is paid in the form of shares of Common Stock or Non-Voting Common Stock or rights or options to acquire Common Stock or Non-Voting Common Stock, the holders of shares of Common Stock shall receive equivalent shares of Common Stock or rights or options to acquire Common Stock, as the case may be)~~.

(c)                ~~Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of Non-Voting Common Stock, the outstanding shares of Common Stock shall be subdivided or combined in the same manner. The Corporation shall not subdivide or combine the outstanding shares of Common Stock unless a subdivision or combination is made in the same manner with respect to the Non-Voting Common Stock.~~

~~(d)~~               Dissolution. Liquidation or Winding Up. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them.

~~4.3.            Non-Voting Common Stock. A statement of the designation of the Non-Voting Common Stock and the powers, preferences and relative, participating, optional, special and other rights and qualifications, limitations and restrictions thereof is as follows:~~

~~(a)                Certain Definitions. For purposes of this Section 4.3 and as used throughout this Certificate of Incorporation: “Registration Rights Agreement” means that certain Registration Rights Agreement, by and among the Corporation and Biotest Pharmaceuticals Corporation or its permitted assignees, dated as of June 6, 2017, as it may be amended, restated, supplemented or otherwise modified from time to time; “Stockholders Agreement” means that certain Stockholders Agreement of the Corporation, by and among the Corporation and Biotest Pharmaceuticals Corporation or its permitted assignees, dated as of June 6, 2017, as it may be amended, restated, supplemented or otherwise modified from time to time; and each of the terms “Affiliate,” “Biotest Stockholder,” “Business Day,” “Liquidation Event,” and “Standstill Period” has the meaning ascribed to such term in the Stockholders Agreement.~~

~~(b)               Voting Rights. Except as otherwise required by applicable law, shares of Non-Voting Common Stock shall have no voting power and the holders thereof, as such, shall not be entitled to vote on any matter that is submitted to a vote of the stockholders of the Corporation; provided, however, that for so long as any shares of Non-Voting Common Stock are outstanding, the Corporation shall not, without the prior vote of the holders of at least a majority of the shares of Non-Voting Common Stock then outstanding (voting separately as a single class), amend, alter or repeal, whether by merger, consolidation or otherwise (other than in connection with a Liquidation Event (it being understood that the holder of such shares shall participate in such Liquidation Event in all respects as a holder of Common Stock in accordance with Section 4.3(d)(i)(2)), (i) this Section 4.3 or (ii) any other provision of this Certificate of Incorporation to alter or change the powers, preferences, or special rights of the shares of Non-Voting Common Stock in an adverse manner to the powers, preferences or special rights of the shares of Common Stock.~~

~~(c)                Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Non-Voting Common Stock out of funds legally available therefor at such times and in such amounts as the Board in its discretion shall determine; provided, however, that simultaneously with the declaration and payment of any dividends on the Common Stock, a like dividend in form and amount per share shall also be declared and paid on the Non-Voting Common Stock (except that, if (i) such dividend on the Common Stock is paid in the form of shares of Common Stock or rights or options to acquire Common Stock, (ii) the holders of Non-Voting Common Stock would own more than thirty (30%) percent of the outstanding Common Stock following the issuance of such Common Stock dividend and (iii) the Standstill Period has not expired or been earlier terminated pursuant to and in accordance with the terms and conditions of the Stockholders Agreement, the holders of shares of Non-Voting Common Stock shall receive equivalent shares of Non-Voting Common Stock or rights or options to acquire Non-Voting Common Stock, as the case may be).~~

~~(d)               Conversion Rights.~~

~~(i)                           Automatic Conversion. Each outstanding share of Non-Voting Common Stock shall automatically convert into and become one fully paid and nonassessable share of Common Stock without the payment of additional consideration by the holder thereof upon the earliest to occur of the following: (1) the expiration or earlier termination of the Standstill Period pursuant to and in accordance with the terms and conditions of the Stockholders Agreement, (2) immediately prior to the consummation of any Liquidation Event, and (3) immediately prior to (A) the taking of any action by the Board or (B) if earlier, the record date for any vote of the stockholders of the Corporation, in each case, in connection with any insolvency, voluntary or involuntary bankruptcy, liquidation, or assignment for the benefit of creditors of the Corporation or termination of the Corporation’s status as a reporting company under the Securities Exchange Act of 1934, as amended (any of the matters described in this clause (3), an “Insolvency Matter”). For the avoidance of doubt, if Non-Voting Common Stock is automatically converted pursuant to the foregoing clause (3), the holders of the former shares of Non-Voting Common Stock so converted will have the voting rights of the shares of Common Stock into which such former shares of Non-Voting Common Stock were automatically converted, and will be entitled to vote such shares of Common Stock, to the same extent as all other holders of shares of Common Stock as of the event causing such automatic conversion, including, in the case of automatic conversion pursuant to subclause (B), the right to vote on the Insolvency Matter in respect of which such record date for any vote of the stockholders of the Corporation was set.~~

~~(ii)                         Conversion In Connection With Permitted Sales. Upon the consummation of any sale of a share of Non-Voting Common Stock that constitutes a permitted transfer free from any restriction under the terms and conditions of the Stockholders Agreement and each other agreement, arrangement or understanding applicable to such share of Non-Voting Common Stock, including in connection with any Board-approved recapitalization transaction involving the sale of such share or the Common Stock issued upon conversion thereof, in each case other than to an Affiliate of the holder of such share (a “Permitted Sale”), the share of Non-Voting Common Stock so sold shall automatically convert into and become one fully paid and nonassessable share of Common Stock without the payment of additional consideration by the holder thereof. Notwithstanding the foregoing or anything to the contrary herein, each share of Non-Voting Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one fully paid and nonassessable share of Common Stock if all of the following conditions are met: (1) such share is the subject of a legally binding written agreement between the holder thereof and a non-Affiliate of such holder providing for the sale of such share to such non-Affiliate in a transaction that constitutes a Permitted Sale (such agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, a “Sale Agreement”), (2) the sale of such Common Stock into which such share otherwise automatically would convert upon the consummation of such Permitted Sale pursuant to the foregoing sentence is required to be registered under the Securities Act of 1933, as amended (the “Securities Act”) under the terms and conditions of such Sale Agreement, (3) such Common Stock into which such share otherwise automatically would convert upon the consummation of such Permitted Sale constitutes a “Registrable Security or “Registrable Securities” under the Registration Rights Agreement, (4) the holder of such share has executed and delivered to the Corporation a legally binding written agreement enforceable by the Corporation that, prior to the earlier of (A) the consummation of such Permitted Sale in accordance with the Sale Agreement and (B) the expiration or earlier termination of the Standstill Period in accordance with and pursuant to the terms and conditions of the Stockholders Agreement, such holder shall not vote or otherwise transfer, without the Board’s prior written consent, any of the Common Stock issued to such holder upon conversion of such converted share of Non-Voting Common Stock, and (5) the holder of such share of Non-Voting Common Stock delivers an Optional Conversion Notice (as defined below) in respect of such share in accordance with Section 4.3(d)(vi) hereof.~~

~~(iii)                       Conversion in Connection With Market Sales. Notwithstanding the foregoing or anything to the contrary herein, each share of Non-Voting Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one fully paid and nonassessable share of Common Stock if all of the following conditions are met: (1) such holder intends and irrevocably commits to the Corporation to use its reasonable efforts to sell such Common Stock in the public market within sixty (60) days of such notice and such sale constitutes a Permitted Sale (a “Market Sale”); (2) the holder of such share has executed and delivered to the Corporation a legally binding written agreement enforceable by the Corporation that, prior to the earlier of (A) the consummation of such Market Sale and (B) the expiration or earlier termination of the Standstill Period in accordance with and pursuant to the terms and conditions of the Stockholders Agreement, such holder shall not vote any of the Common Stock issued to such holder upon conversion of such converted share of Non-Voting Common Stock; (3) such Market Sales shall be conducted in compliance with all applicable requirements of the Securities Act; and (4) the holder of such share of Non-Voting Common Stock delivers an Optional Conversion Notice (as defined below) in respect of such share in accordance with Section 4.3(d)(vi) hereof.~~

~~(iv)             Conversion In Connection With Dilutive Issuances.~~

~~(1)               Subject to Section 4.3(d)(iv)(2), during the Standstill Period, each share of Non-Voting Common Stock shall be convertible, at the option of the holder thereof, without the payment of additional consideration by the holder thereof, into one fully paid and nonassessable share of Common Stock if (A) the Corporation issues additional shares of Common Stock (including upon the exercise of any conversion rights of any securities of the Corporation convertible into or exchangeable for shares of Common Stock in accordance with and pursuant to the terms of such convertible or exchangeable securities, but excluding upon the conversion of any Non-Voting Common Stock pursuant to this Section 4.3(d)) (a “Dilutive Issuance”), (B) as a result of such Dilutive Issuance, the percentage of the voting power of the Corporation (the “Voting Percentage”) represented by all of the shares of Common Stock held by the Biotest Stockholder and its Affiliates (together, “Biotest”) immediately following such Dilutive Issuance is lower than the Voting Percentage represented by all of the shares of Common Stock held by Biotest immediately prior to such Dilutive Issuance, and (C) the holder of such share of Non-Voting Common Stock delivers an Optional Conversion Notice (as defined below) in respect of such share in accordance with Section 4.3(d)(vi) hereof within five Business Days after the Corporation provides notice to the Biotest Stockholder (including by giving such notice to any Biotest Designee (as defined in the Stockholders Agreement)) of the consummation of such Dilutive Issuance;~~ provided, however, ~~that the maximum number of shares of Non-Voting Common Stock that may be converted into shares of Common Stock pursuant to this Section 4.3(d)(iv) in respect of any Dilutive Issuance (the “Conversion Cap”) is the number of shares that, upon conversion thereof, results in the Voting Percentage represented by all shares of Common Stock held by Biotest immediately following such conversion being equal to the Voting Percentage represented by all of the shares of Common Stock held by Biotest immediately prior to such Dilutive Issuance;~~ provided~~, further, that in no event shall Biotest be permitted to hold shares of Common Stock representing a Voting Percentage greater than any applicable limitation thereon set forth in the Stockholders Agreement.~~

~~(2)                              In connection with each Dilutive Issuance during the Standstill Period, if there is more than one holder of shares of Non-Voting Common Stock and the number of shares of Non-Voting Common Stock the holders of which have elected to exercise their optional conversion rights pursuant to this Section 4.3(d)(iv) in respect of any Dilutive Issuance (the “Conversion Election Shares”) exceeds the Conversion Cap for such Dilutive Issuance, then the conversion rights of the Conversion Election Shares shall be subject to limitation by the Conversion Cap in the aggregate for all such holders and prorated such that each holder of Conversion Election Shares shall be deemed to have exercised its optional conversion rights pursuant to this Section 4.3(d)(iv) in respect of such Dilutive Issuance only as to that number of Conversion Election Shares as is equal to the product of (A) the number of Conversion Election Shares held by such holder, multiplied by (B) a fraction, the numerator of which is the Conversion Cap and the denominator of which is the total number of Conversion Election Shares of all holders electing to exercise their optional conversion rights pursuant to this Section 4.3(d)(iv) in respect of such Dilutive Issuance, and the holder shall be deemed never to have elected to exercise its optional conversion rights pursuant to this Section 4.3(d)(iv) in respect of such Dilutive Issuance with respect to the remainder of such holder’s Conversion Election Shares that such holder was not permitted to convert because of the Conversion Cap and proration rights described herein.~~

~~(v)                         Mechanics of Automatic Conversion. Upon the occurrence of any event causing the automatic conversion of any shares of Non-Voting Common Stock pursuant to Section 4.3(d)(i) hereof or the first sentence of Section 4.3(d)(ii) hereof, no further action need be taken to effect such conversion, and any certificates previously representing shares of Non-Voting Common Stock that have been so converted shall thereafter represent the shares of Common Stock into which they have been automatically converted pursuant to Section 4.3(d)(i) hereof or the first sentence of Section 4.3(d)(ii) hereof, as applicable; provided, however, that the Corporation shall not be required to recognize the holder of any former share of Non-Voting Common Stock converted pursuant to the first sentence of Section 4.3(d)(ii) hereof as a holder of the Common Stock into which such share was converted unless and until such holder provides written notice to the Corporation of the occurrence of the Permitted Sale causing such automatic conversion, including evidence reasonably satisfactory to the Corporation that such sale pursuant to which the Non-Voting Common Stock was transferred constitutes a Permitted Sale. All holders of record of shares of Non-Voting Common Stock shall be sent written notice of the occurrence of any event causing the automatic conversion of such shares pursuant to Section 4.3(d)(i) hereof. Such notice need not be sent in advance of the occurrence of such event. No notice shall be required to be sent by the Corporation upon the occurrence of a Permitted Sale causing the automatic conversion of any share of Non-Voting Common Stock pursuant to the first sentence of Section 4.3(d)(ii) hereof. If at the time of conversion of any shares of Non-Voting Common Stock pursuant to Section 4.3(d)(i) hereof or the first sentence of Section 4.3(d)(ii) hereof there are any declared but unpaid dividends on such shares of Non-Voting Common Stock, the Corporation nevertheless shall pay out of funds legally available therefor such dividends to the holders thereof on the payment date determined by the Board in respect of such dividends.~~

~~(vi)                       Mechanics of Optional Conversion. In order for a holder of Non-Voting Common Stock to voluntarily convert shares of Non-Voting Common Stock into shares of Common Stock pursuant to the second sentence of Section 4.3(d)(ii) hereof or Section 4.3(d)(iii) hereof or Section 4.3(d)(iv) hereof, such holder shall (1) deliver written notice (an “Optional Conversion Notice”) to the Corporation in the manner provided by the Stockholders Agreement that such holder elects to convert all or any number of such holder’s shares of Non-Voting Common Stock that are then convertible pursuant to the second sentence of Section 4.3(d)(ii) hereof or Section 4.3(d)(iii) hereof or Section 4.3(d)(iv) hereof, as applicable, and (2) if such holder’s shares of Non-Voting Common Stock are certificated, surrender the certificate or certificates representing such shares of Non-Voting Common Stock at the principal office of the Corporation during usual business hours. All certificates representing shares of Non-Voting Common Stock surrendered for optional conversion pursuant to the second sentence of Section 4.3(d)(ii) hereof or Section 4.3(d)(iii) hereof or Section 4.3(d)(iv) hereof, as applicable, shall be delivered to the Corporation for cancellation and (subject to Section 4.3(d)(iv)(2) hereof if the number of Conversion Election Shares exceeds the Conversion Cap) canceled by the Corporation. An Optional Conversion Notice shall (a) state whether the holder is electing to convert such shares pursuant to the second sentence of Section 4.3(d)(ii) hereof or Section 4.3(d)(iii) hereof or Section 4.3(d)(iv) hereof and (b) (I) in the case of optional conversion pursuant to the second sentence of Section 4.3(d)(ii) hereof, attach a copy of the Sale Agreement, provide such additional information as may be reasonably requested by the Corporation to verify that the sale contemplated by the Sale Agreement constitutes a Permitted Sale, that the sale of such shares of Common Stock is required to be registered under the Securities Act pursuant to the Sale Agreement and that such shares of Common Stock constitute Registrable Securities under the Registration Rights Agreement, and contain the legally binding written agreement specified by subclause (4) of such sentence; (II) in the case of optional conversion in connection with a Market Sale pursuant to Section 4.3(d)(iii) hereof, provide such information as may be reasonably requested by the Corporation to verify that such Market Sale constitutes a Permitted Sale and that such Market Sale will comply with all applicable requirements of the Securities Act, and contain the legally binding written agreement specified by subclause (2) of Section 4.3(d)(iii) hereof; or (III) in the case of optional conversion in connection with a Dilutive Issuance pursuant to Section 4.3(d)(iv) hereof, identify the Dilutive Issuance in respect of which conversion rights are being exercised, state the number of shares of Common Stock held by such holder as of the date of the Optional Conversion Notice, immediately prior to such Dilutive Issuance and immediately following such Dilutive Issuance to enable the Corporation to determine the Conversion Cap, and provide such additional information as may be reasonably requested by the Corporation in connection therewith. No Optional Conversion Notice shall be deemed delivered to the Corporation until such time as the holder delivering the same shall have provided all information required by, and all such additional information reasonably requested by the Corporation pursuant to, subclause (b) of the immediately preceding sentence. The close of business on the fifth Business Day after the later of the date of delivery to the Corporation of the Optional Conversion Notice and, if applicable, the date of surrender of all certificates representing shares of Non-Voting Common Stock to be converted pursuant to such Optional Conversion Notice shall be the date and time of such conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the specified shares of Non-Voting Common Stock shall be deemed to be outstanding of record as of the Conversion Time. The Corporation shall, as soon as practicable after the Conversion Time (subject to compliance with the applicable provisions of federal and state securities laws), (x) issue and deliver to such applicable holder a certificate or certificates or a notice of issuance of uncertificated shares, as applicable, representing the number of shares of Common Stock issued at the Conversion Time in accordance with the provisions hereof, (y) issue and deliver new certificates representing any Conversion Election Shares deemed not to have been converted by operation of Section 4.3(d)(iv)(2), if any, certificates for which the holder thereof may have surrendered to the Corporation for cancellation with such holder’s Optional Conversion Notice, and (z) if at such time there are any declared but unpaid dividends on the shares of Non-Voting Common Stock so converted, pay out of funds legally available therefor such dividends to the holders thereof on the payment date determined by the Board in respect of such dividends.~~

~~(vii)                     Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Non-Voting Common Stock pursuant to this Section 4.3(d), such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all issued and outstanding shares of Non-Voting Common Stock into shares of Common Stock.~~

~~(viii)                   No Conversion Tax or Charge. The issuance or delivery of certificates for Common Stock upon the conversion of shares of Non-Voting Common Stock shall be made without charge to the converting holder of shares of Non-Voting Common Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered only in the respective names, as they appear on the books of the Corporation, of the registered holders of the shares of Non-Voting Common Stock converted.~~

~~(ix)                       Status of Converted Shares. If any share of Non-Voting Common Stock shall have been converted into Common Stock pursuant to this Section 4.3(d), such share shall, to the fullest extent permitted by law, be cancelled upon such conversion and shall not be reissued as a share of Non-Voting Common Stock, and the Corporation thereafter shall take such action as may be necessary to retire such share and reduce the authorized number of shares of Non-Voting Common Stock accordingly.~~

~~(e)                Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of Common Stock, the outstanding shares of Non-Voting Common Stock shall be subdivided or combined in the same manner. The Corporation shall not subdivide or combine the outstanding shares of Non-Voting Common Stock unless a subdivision or combination is made in the same manner with respect to the Common Stock.~~

~~(f)                Redemption. The shares of Non-Voting Common Stock shall not be redeemed or subject to redemption, whether at the option of the Corporation or any holder thereof, or otherwise.~~

~~(g)               Equal Status. Except as expressly provided in this Article IV, or as required by applicable law, shares of Non-Voting Common Stock and Common Stock shall have the same designations, powers, preferences and relative, participating, optional, special and other rights, and the same qualifications, limitations and restrictions and be identical in all respects as to all matters.~~

~~4.4~~ 4.3.           Preferred Stock. The Board is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designations, powers (including voting powers), preferences, and relative, participating, optional, special or other rights, if any, and the qualifications, limitations and restrictions, if any, of the shares of such series. The powers (including voting powers), designations, preferences and relative, participating, optional, special or other rights, if any, of each series of Preferred Stock, and the qualifications, limitations or restrictions, if any, thereof, may differ from those of any and all other series at any time outstanding.

~~4.5.~~ 4.4.            Preemptive Rights. Except as otherwise provided for or fixed pursuant to the terms of this Certificate of Incorporation (including any Preferred Stock Designation) or ~~the Stockholders Agreement,~~ that certain Stockholders Agreement of the Corporation, by and among the Corporation and Biotest Pharmaceuticals Corporation or its permitted assignees, dated as of June 6, 2017, as it may be amended, restated, supplemented, or otherwise modified from time to time (the “Stockholders Agreement”), no holder of shares of capital stock of the Corporation shall be entitled to any preemptive right to subscribe for or purchase or receive any part of any new or additional issue of shares of capital stock of the Corporation, or of securities convertible into such shares, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

ARTICLE V
Duration

The Corporation is to have perpetual existence.

ARTICLE VI
Board of Directors

6.1.            Board of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Except as otherwise provided for or fixed pursuant to the terms of any Preferred Stock Designation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board shall be not less than five (5) nor more than eleven (11), with the then-authorized number of directors being fixed from time to time by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

6.2.            Classified Board. The Board (other than those directors elected by the holders of any series of Preferred Stock pursuant to the terms of any Preferred Stock Designation (the “Preferred Stock Directors”)) shall be divided into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III. The initial term of office of the Class I directors ~~shall expire~~ expired on the date of the 2014 annual meeting of stockholders, the initial term of office of the Class II directors ~~shall expire~~ expired on the date of the 2015 annual meeting of stockholders, and the initial term of office of the Class III directors ~~shall expire~~ expired on the date of the 2016 annual meeting of stockholders. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, so that the term of office of one class of directors shall expire in each year. Each director shall hold office until the expiration of such director’s term of office and until such director’s successor shall have been elected and qualified, or until such director’s earlier resignation, removal or death. In case of any increase or decrease, from time to time, in the number of directors constituting the whole Board (other than Preferred Stock Directors), the number of directors in each class shall be determined by action of the Board. A director elected by the remainder of the Board to fill a vacancy shall hold office for the remainder of the term of the predecessor director and until such director’s successor has been elected and qualified, or until such director’s earlier resignation, removal or death.

6.3.            Vacancies and Newly Created Directorships. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding ~~and to the terms and conditions of the Stockholders Agreement~~, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

ARTICLE VII
By-laws

The Board shall have the power to adopt, amend or repeal the by-laws of the Corporation.

ARTICLE VIII
Limitation of Liability

To the fullest extent permitted under the DGCL, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment or repeal of this Article VIII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.

ARTICLE IX
Indemnification

9.1.            Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (except for judgments, fines and amounts paid in settlement in any action or suit by or in the right of the Corporation to procure a judgment in its favor) actually and reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

9.2.            Prepayment of Expenses. To the extent not prohibited by applicable law, the Corporation shall pay the expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article IX or otherwise.

9.3.            Claims. If a claim for indemnification or advancement of expenses under this Article IX is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense (including reasonable and documented out-of-pocket attorneys’ fees) of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

9.4.            Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article IX shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

9.5.            Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity or enterprise.

9.6.            Amendment or Repeal. Any amendment or repeal of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment or repeal.

9.7.            Other Indemnification and Prepayment of Expenses. This Article IX shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE X
Written Consent Prohibited

Except as otherwise provided for or fixed pursuant to any Preferred Stock Designation relating to the rights of holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the corporation must be taken at a duly called annual or special meeting of stockholders of the corporation, and the power of stockholders to consent in writing to the taking of any action, without a duly called meeting and vote, is specifically denied.

ARTICLE XI
Exclusive Forum

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the by-laws, or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, the Superior Court of the State of Delaware or, if the Superior Court of the State of Delaware lacks jurisdiction over such proceeding, the U.S. District Court for the District of Delaware) (the “Chosen Court”), in all cases subject to such court having personal jurisdiction over the indispensable parties named as defendants. To the fullest extent permitted by applicable law, any person who, or entity that, holds, purchases or otherwise acquires an interest in stock of the Corporation shall be deemed to have consented to the personal jurisdiction of the Chosen Court in any proceeding brought to enjoin any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in this Article Xl. To the fullest extent permitted by applicable law, if any action the subject matter of which is within the scope of this Article XI is filed in a court other than the Chosen Court in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Chosen Court in connection with any action brought in such court to enforce this Article XI and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the action as agent for such stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this ~~6~~       day of ~~June~~      , ~~2017~~ 2019.

By:	~~/s/ Adam Grossman~~
Name: Adam Grossman
Title: President and Chief Executive
Officer

[Signature Page to Second Amended & Restated Certificate of Incorporation]

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/22/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ADMA BIOLOGICS, INC.
ATTN: ACCOUNTS PAYABLE
5800 PARK OF CMMERCE BLVD NW		ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
BOCA RATON, FL 33487		If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Investor Address Line 1	1
Investor Address Line 2
Investor Address Line 3	1 1 of	VOTE BY PHONE - 1-800-690-6903
Investor Address Line 4		Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/22/2019. Have your proxy card in hand when you call and then follow the instructions.
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John Sample	2
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1		VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

	CONTROL #	→	0000000000000000
NAME
THE COMPANY NAME INC. - COMMON	SHARES		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F			123,456,789,012.12345
THE COMPANY NAME INC. - 401 K			123,456,789,012.12345

	PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:
					For	Against	Abstain
1.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.0001 par value per share, from 75,000,000 shares to 150,000,000 shares.				☐	☐	☐

2.	To approve amending the Company’s Amended and Restated Certificate of Incorporation to remove the Company’s non-voting common stock, $0.0001 par value per share, which was retired in full on May 14, 2018, and delete all references therein to such non-voting common stock.				☐	☐	☐

3.	To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.				☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	For address change/comments, mark here. (see reverse for instructions)			☐	Investor Address Line 1
		Yes	No		Investor Address Line 2
Investor Address Line 3
	Please indicate if you plan to attend this meeting	☐	☐		Investor Address Line 4
Investor Address Line 5
	Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.				John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

SHARES
CUSIP #
		JOB #			SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The @materials is/are available at www.proxyvote.com

ADMA BIOLOGICS, INC. Special Meeting of Shareholders August 23, 2019 9:00 a.m. New York City Time This proxy is solicited by the Board of Directors	PRELIMINARY PROXY CARD SUBJECT TO COMPLETION DATED JULY 1, 2019

The undersigned hereby constitutes and appoints Adam S. Grossman and Brian Lenz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.0001 par value per share, of ADMA BIOLOGICS, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m. New York City Time on August 23, 2019, at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center Drive, Suite 201, Princeton, New Jersey, 08540, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side